UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Definitive Information Statement

STRATEGIC DENTAL MANAGEMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

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STRATEGIC DENTAL MANAGEMENT CORP.
167 Penn Street
Washington Boro, Pennsylvania, 17582
Notice of Action by Written Consent

To all Shareholders of Strategic Dental Management Corp.:

The purpose of this letter is to inform you that on May 16, 2013, the holders of a majority of the voting capital stock of Strategic Dental Management Corp., a Colorado corporation (the “Company”) and the board of directors (the “Board”) by written consent in lieu of a meeting, approved the following corporate actions:

1.	To change the Company’s name from “Strategic Dental Management Corp.” to “Drywave Technologies, Inc.” (the “Name Change”);

2.
To change the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Reincorporation”), in connection with which the Company will adopt a new certificate of incorporation and bylaws under the laws of the State of Delaware;

3.
To authorize the Board to effect a forward split of the Company’s common stock, par value $0.001 per share at an exchange ratio of twenty-two and seventy-five hundredths (22.75) for one (1) (the “Forward Split”) so that each (1) outstanding share of the Company’s common stock before the Forward Split, shall represent twenty-two and seventy-five hundredths (22.75) shares of the Company’s common stock after the Forward Split; and

4.
To increase the number of authorized shares of the Company’s common stock from 45,000,000 to 200,000,000 common shares and to increase the number of authorized shares of the Company’s preferred stock from 5,000,000 to 10,000,000 preferred shares (collectively, the “Share Increase”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement, which we urge you to read carefully, describes the Name Change, the Reincorporation, the Forward Split and the Share Increase in more detail, and is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to 14c-2 under the Exchange Act, the Name Change, Reincorporation, the Forward Split and the Share Increase may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s shareholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change, Reincorporation and Forward Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such actions.

BY ORDER OF THE BOARD OF DIRECTORS

May [__], 2013

___________________________________
Austin Kibler, Chief Executive Officer

STRATEGIC DENTAL MANAGEMENT CORP.
167 Penn Street
Washington Boro, Pennsylvania, 17582
Information Statement

May •, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Introduction

This Information Statement is being mailed to the shareholders of Strategic Dental Management Corp., a Colorado corporation (hereinafter referred to as the “Company”, “we”, “our”, “us”), on or about [__], 2013 in connection with the corporate actions described below. The holders (collectively, the “Consenting Shareholders”) of a majority of the issued and outstanding shares of common stock (the “Common Stock”) of the Company, acting by written consent in lieu of a meeting, approved a change of the Company’s name from “Strategic Dental Management Corp.” to “Drywave Technologies, Inc.” (the “Name Change”). In addition, the Consenting Shareholders approved a plan of conversion (the “Plan of Conversion”), pursuant to which the Company will convert from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”), and such approval includes the adoption of the certificate of incorporation (the “Delaware Certificate”) and the bylaws (the “Delaware Bylaws”) for the Company under the laws of the State of Delaware, each to become effective concurrently with the effectiveness of the Reincorporation. The Consenting Shareholders have also approved a twenty-two and seventy-five hundredths (22.75) for one (1) forward stock split (the “Forward Split”) so that each (1) outstanding share of Common Stock before the Forward Split, shall represent twenty-two and seventy-five hundredths (22.75) shares of Common Stock after the Forward Split. Lastly, the Board and the Consenting Shareholders approved an increase of our authorized capital stock from 45,000,000 to 200,000,000 common shares and from 5,000,000 to 10,000,000 preferred shares (collectively, the “Share Increase”). All of the matters above were approved by the Company’s board of directors (the “Board”) prior to the consent of the Consenting Shareholders. Accordingly, this Information Statement is furnished solely for the purpose of informing shareholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions. No other shareholder approval is required. The record date for determining shareholders entitled to receive this Information Statement has been established as the close of business on May •, 2013 (the “Record Date”). The Name Change, the Reincorporation, the Forward Split and the Share Increase are referred to collectively herein as the “Actions.”

Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”) permits any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting if either (i) all of the shareholders entitled to vote thereon consent to such action in writing or, (ii) if expressly provided for in the articles of incorporation, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shareholders entitled to vote thereon were present and voted content to such action in writing. Our articles of incorporation expressly provide for shareholder action without the formality of a meeting. The approval of the Actions requires the affirmative vote or written consent of the majority of the issued and outstanding shares of the Common Stock.

Common Stock

On the Record Date, there were 5,108,500 shares of the Common Stock issued and outstanding for 5,108,500 votes, of which the Consenting Shareholders held approximately 93.4%, or 4,773,586 shares for 4,773,586 votes. Each share of the Common Stock entitles the holder to one vote per share.

The following table sets forth the names of the Consenting Shareholders, the number of shares of the Common Stock held by each Consenting Shareholder, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Shareholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Shareholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions

AAK Ventures, LLC 167 Penn Street, Washington Boro, Pennsylvania 17582 (1)	4,773,586	4,773,586	4,773,586	93.4%

(1) AAK Ventures, LLC is a Delaware limited liability company. Austin Kibler has sole voting and investment power with respect to these securities.

CORPORATE ACTION TO BE TAKEN

Under Exchange Act Rule 10b-17, we must notify the Financial Industry Regulatory Agency (“FINRA”) no later than ten (10) days prior to the anticipated effective date of the Name Change and the Forward Split. The following actions were approved by written consent of the Consenting Shareholders upon the unanimous recommendation of the Board.

CORPORATE ACTION #1
NAME CHANGE TO DRYWAVE TECHNOLOGIES, INC.

Overview

Although we are not a “shell” company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we have limited assets and nominal operations and our current name, Strategic Dental Management Corp., does not have any significance to our Company, our operations or our future plans. On March 6, 2013, we entered into preliminary negotiations with Drywave Technologies USA, Inc., a Delaware corporation and privately-owned company (“Drywave”), with respect to the principal terms and conditions pursuant to which we would purchase all of the issued and outstanding capital stock of Drywave and Drywave would become our wholly-owned operating subsidiary (the “Reverse Merger”) pursuant to a share exchange and reorganization agreement (the “Share Exchange and Reorganization Agreement”) between us, Drywave and the holders of Drywave’s issued and outstanding capital stock. We and Drywave anticipate entering into the Share Exchange and Reorganization Agreement and completing the Reverse Merger transaction during the second quarter of 2013, although the parties have not entered into a definitive Share Exchange and Reorganization Agreement as of the date of this Information Statement and there can be no assurances that the Reverse Merger transaction will be consummated. Assuming we complete the Reverse Merger transaction, Drywave’s stockholders will hold approximately 85.5% of our issued and outstanding Common Stock.

Drywave is a company focused on the development and commercialization of innovative and unique personal health and wellness products.

Reasons for Name Change

In connection with the Reverse Merger, we will change our name to Drywave Technologies, Inc. prior to the consummation of the Reverse Merger. We believe that changing our name to Drywave Technologies, Inc. is more in line with Drywave’s line of business, will facilitate the Reverse Merger, will aid us in achieving brand recognition and will better position us to obtain future sources of financing.

Effects of the Name Change

The Name Change will be effective when we file the Certificate of Conversion (as defined herein) and the Delaware Certificate with the Secretary of State of the State of Delaware. In the event that the Reverse Merger is not consummated with Drywave after we have changed our name to Drywave Technologies, Inc., we will change our name to a new name not related with Drywave Technologies, Inc.

Dissenters’ Rights

Pursuant to the CBCA, our shareholders are not entitled to dissenters’ rights with respect to the Name Change.

CORPORATE ACTION #2
CHANGE IN OUR STATE OF INCORPORATION
FROM COLORADO TO DELAWARE

Overview

The Board has unanimously approved and, by written consent, the Consenting Shareholders have approved, the Plan of Conversion pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation law and the CBCA.

Principal Reasons for the Reincorporation Under Delaware Law

Corporate Law

As we plan for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based. The Board believes that the shareholders will benefit from the responsiveness of the Delaware corporate law.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. Unlike most states, including Colorado, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions.

To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do. In general, the Board believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Colorado and that the Company and its shareholders would benefit from such an environment. The Board has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware
:
●	the General Corporation Law of the State of Delaware, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
●
the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●
the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

●
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as a Colorado corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Colorado law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Colorado law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Colorado law does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Colorado law. As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based.

Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community. The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware. Many international investment funds, sophisticated investors, and brokerage firms are more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to shareholder rights.

As the Company moves towards advancing its projects, the Board believes that the Company will be best suited to pursue all available financing options in the best interests of its shareholders if the Company is incorporated in Delaware versus Colorado. The Board believes that the Reincorporation will represent a better opportunity for the Company to increase shareholder value.

Any shareholders that votes against the Reincorporation may, under certain conditions, become entitled to be paid in cash for his or her shares of the Corporation's capital stock in lieu of receiving shares of the Delaware Corp. Under Section 7-113-108 of the CBCA, you, the Company’s shareholder, have the right to dissent from the Reincorporation and demand payment of the fair value of your shares of the Company’s capital stock and are urged to read the full text of the Colorado dissenters' rights statute, which is reprinted in its entirety and attached as Appendix F to this Information Statement.

Disadvantages of Reincorporation in Delaware

Despite management’s and the Board’s belief as to the benefits and advantages of the Reincorporation, some Shareholders may find the Reincorporation disadvantageous for several reasons. As discussed below, Delaware law, unlike Colorado law, contains a statutory provision intended to discourage takeover attempts of Delaware corporations which are not approved by the Board. This anti-takeover provision could have the effect of lessening the possibility that our shareholders, following the Reincorporation would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of our Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our Board and may make removal of the Board or management less likely as well.

Another disadvantage of Reincorporation to our Shareholders is that Section 7-111-102 of the CBCA requires shareholder approval for the acquisition of all of the outstanding shares of one or more classes or series of one or more domestic corporations if the board of directors of each corporation adopts a plan of share exchange and the shareholders of each corporation approve the plan of share exchange. We anticipate structuring the Reverse Merger transaction as a share exchange. Delaware law does not require shareholder approval for the acquisition of all of the outstanding shares of another corporation. The Reincorporation could have the effect of limiting our Shareholders’ ability to prevent the consummation of the Reverse Merger if in the estimation of our Shareholders is not in their or our Company’s best interests.

We intend to effect the Reincorporation pursuant to the Plan of Conversion in substantially the form attached hereto as Appendix A. The Plan of Conversion provides that the Company will convert from a Colorado corporation to a Delaware corporation (“Delaware Corp”) and thereafter be subject to the laws of the State of Delaware. The Reincorporation would be considered, in effect, a continuation of existence of the Company, with the existence of Delaware Corp deemed to have commenced when the Company was first formed in Colorado.

General actions that will occur pursuant to the Plan of Conversion

Pursuant to the Plan of Conversion, Delaware General Corporate Law, as amended (the “DGCL”), and the CBCA, upon conversion:

●	The Company will cease to be governed by the CBCA and will be deemed a Delaware corporation subject to the DGCL;
●
Delaware Corp will be deemed to be the same entity as the Company for all purposes under the laws of Delaware, with the Company’s existence deemed to have commenced when the Company was first formed in Colorado;

●	Delaware Corp will continue to have all of the assets of the Company;
●	Delaware Corp will continue to have all the debts, liabilities and duties of the Company; and
●	Each director and officer of the Company will continue to hold their respective offices with Delaware Corp.
Approval of the Filing of a Statement of Conversion and the Certificate of Conversion

Pursuant to the Plan of Conversion and in connection with the Reincorporation, the Board and the Consenting Shareholders approved the filing: (1) with the Secretary of State of the State of Colorado a statement of conversion, in substantially the form attached hereto as Appendix B (“Statement of Conversion”); (2) with the Secretary of State of the State of Delaware a certificate of conversion in substantially the form attached hereto as Appendix C (the “Certificate of Conversion”); and (3) the Certificate of Incorporation in substantially in the form attached hereto as Appendix D.

Adoption of Delaware Certificate and Delaware Bylaws

In connection with the Reincorporation, the Board and the Consenting Shareholders adopted the Delaware Certificate in substantially the form attached hereto as Appendix D and the Delaware Bylaws substantially in the form attached hereto as Appendix E, each to become effective concurrently with the effectiveness of the Reincorporation. At the time they become effective, the Delaware Certificate will supersede the Company’s current articles of incorporation and the Delaware Bylaws will supersede the Company’s current bylaws. The Delaware Certificate and the Delaware Bylaws were adopted in order to reflect the Reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its shareholders.

Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. It should be noted, however, the Reincorporation was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of our Company being subject to Delaware law instead of Colorado law.  For example, in the event that our securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders, we will be subject to Section 203 of the Delaware General Corporation Law, which restricts certain “business combinations” with “interested stockholders” (generally refers to an owner of 15% or more of the outstanding voting stock of a corporation) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approved the transaction.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to our Company and our shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the Board , our Board would evaluate our assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

Changes to Shareholder Rights Before and After the Reincorporation

As previously noted, the Delaware Certificate and Delaware Bylaws will be the governing instruments of the Company following the Reincorporation, resulting in some changes from the Company’s current articles of incorporation and bylaws, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Colorado to an office and agent in Delaware. There are also material differences between the CBCA and the DGCL. Certain changes to the articles of incorporation and bylaws of the Company, as well as the material differences between the CBCA and the DGCL are discussed below. The following summary does not purport to be complete and is qualified in its entirety by reference to Colorado and Delaware corporate laws, the Delaware Certificate and Delaware Bylaws, copies of which are attached hereto as Appendix D and Appendix E, respectively.

Changes From Colorado Law to Delaware Law

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the DGCL and the CBCA. This chart does not address each difference between the DGCL and the CBCA, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the DGCL and the CBCA.

Provision	CBCA	DGCL
Special Meetings of Shareholders/Stockholders
Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.

Corporate Action without a Shareholder/ Stockholder Meeting
The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

Filling Vacancies on the Board of Directors
Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Provision	CBCA	DGCL
Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation
Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment or Repeal of Bylaws
Under the CBCA, shareholders may amend a corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Provision	CBCA	DGCL
Number of Directors	Under the CBCA, the number of directors must be specified in the corporation’s bylaws.
The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.

Removal of Directors
Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.

Vacancies on the Board of Directors
Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

Provision	CBCA	DGCL
Declaration and Payment of Dividends
Under the CBCA, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Provision	CBCA	DGCL
Approval of Share Exchanges
Under the CBCA, A Colorado corporation may acquire all of the outstanding shares of one or more classes or series of one or more domestic corporations if the board of directors of each corporation adopts a plan of share exchange and the shareholders of each corporation approve the plan of share exchange.
The DGCL does not have a comparable requirement.

Taxes and Fees	There is no franchise tax in Colorado.
Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Changes to Articles of Incorporation

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Company’s articles of incorporation and the Delaware Certificate. This chart does not address each difference between the current bylaws and the Delaware Bylaws, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Articles of Incorporation	Delaware Certificate	Impact on Stockholders
Removal of Directors	Not Addressed
The Delaware Certificate states that any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors.

Under Delaware law, the default provision for the removal of directors of a corporation is that directors may be removed with or without cause upon the affirmative vote of a majority of all of the votes of the class entitled to elect that director unless the charter or certificate of incorporation provides otherwise.

The Delaware Certificate increases the threshold for the removal of directors to sixty-six and two-thirds percent (66 2/3%) which will impact our shareholders by making it more difficult for them to change the Board’s composition.

Provision	Articles of Incorporation	Delaware Certificate	Impact on Stockholders
Indemnification and Advancement of Expenses	Not Addressed in Articles of Incorporation
The Delaware Certificate states that the Company shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Company shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of the Company.

Section 145(e) of the DGCL permits, but does not require Delaware corporations to pay, prior to final disposition, the expenses, including attorneys’ fees, incurred by a corporate representative in defending a proceeding. The provision in Delaware Bylaws and the Delaware Certificate permitting such advances of fees associated with indemnification is not the default provision under the DGCL.

Advancing expenses to Covered Persons prior to the final disposition of a proceeding could impact our shareholders to the extent that we would use Company assets, which could otherwise be used to grow our business and increase shareholder equity, to cover the costs of litigation without the certainty that the Covered Person will be successful on the merits of the suit.

Provision	Articles of Incorporation	Delaware Certificate	Impact on Stockholders
Choice of Forum	Not Addressed
The Delaware Certificate states that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Delaware Certificate or the Delaware Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

The Delaware Chancery Court is widely regarded as the country’s preeminent business court, with experienced jurists who have deep understanding of Delaware corporate law and long standing precedent regarding corporations’ governance. The inclusion of the provision in the Delaware Certificate designating the Delaware Chancery Court as the forum for actions against the Company, may make it more difficult for small shareholders that reside in states other than Delaware to initiate suits against the Company or any director, officer or employee of the Company.

The inclusion of a choice of forum provision in a corporation’s certificate of incorporation is not a default provision under the DGCL.

Amendment to Bylaws	Not Addressed
The Delaware Certificate states that in furtherance of, and not in limitation of, the powers conferred by statute, the Board is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the Board, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

Section 109(a) of the DGCL permits, but does not require Delaware corporations to confer the power to adopt, amend or repeal bylaws upon the board of directors.

The Delaware Certificate grants the Board with the power to amend the Delaware Bylaws without any action of the Company’s shareholders. This provision will impact our shareholders in that it will make it more difficult to change provisions in the Delaware Bylaws that may be unpopular to a majority of our shareholders without first amending the powers conferred to the Board to amend or repeal the Delaware Bylaws.

Conferring the power to amend or repeal the Delaware Bylaws to the Board is not the default under the DGCL.

Changes to Bylaws

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Company’s current bylaws and the Delaware Bylaws. This chart does not address each difference between the current bylaws and the Delaware Bylaws, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.

Provision	Company Bylaws	Delaware Bylaws	Impact on Shareholders
Annual Meeting of Stockholders
The annual meeting of shareholders of the corporation for the election of directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the corporation or at such other place or places either within or without the State of Colorado as may be designated by the Board and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the corporation as designated by the Board

An annual meeting of the stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time, which date shall be within 13 months of the last annual meeting of stockholders. Any other proper business may be transacted at the annual meeting.
The Delaware Bylaws do not depart from the default provisions regarding annual meetings as set forth in Section 211(c) of the DGCL.

Provision	Company Bylaws	Delaware Bylaws	Impact on Shareholders
Removal of Directors
At any meeting of shareholders of the Corporation called for that purpose, the holders of a majority of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all Directors with or without cause

Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

Under Delaware law, the default provision regarding the removal of directors is that a director may be removed with or without cause upon the affirmative vote of a majority of all of the votes of the class entitled to elect that director unless the charter or certificate of incorporation provides otherwise.

The Delaware Certificate and the Delaware Bylaws increase the threshold for the removal of directors to sixty-six and two-thirds percent (66 2/3%) which will make it more difficult for the stockholders to change the Board’s composition.

Advancement of Indemnification Expenses
The corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the corporation, or (ii) while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Colorado, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the corporation or elects to continue to serve as a director or officer of the corporation.

The Delaware Certificate states that the Company shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Covered Person who was or is made or is threatened to be made a party or is otherwise involved in any action, Proceeding , by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Company shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of the Company.

Section 145(e) of the DGCL permits, but does not require, Delaware corporations to pay, prior to final disposition, the expenses, including attorneys’ fees, incurred by a corporate representative in defending the proceeding. The provision in Delaware Bylaws and the Delaware Certificate permitting such advances is not the default provision under the DGCL.

Advancing expenses to Covered Persons prior to the final disposition of a proceeding could impact our stockholders to the extent that we would use Company assets, which could be used to grow our business, to cover the costs of litigation without the certainty that the Covered Person will be successful on the merits of the suit.

CORPORATE ACTION #3
22.75 FOR 1 FORWARD SPLIT OF THE COMPANY’S COMMON STOCK
ISSUED AND OUTSTANDING

As approved by the Board unanimously and as approved by the Consenting Shareholders, the Company’s management is authorized and directed to implement a Forward Split of our Common Stock issued and outstanding as of the Record Date on the basis of twenty-two and seventy-five hundredths (22.75) post-split shares for every one (1) pre-split share. The effective date of the Forward Split will be the later of: (i) twenty days following the date of the mailing of this Information Statement; or (ii) FINRA’s approval of the Forward Split (the “Effective Date”).

Reasons for Forward Stock Split

The primary objective of the Forward Split is to increase the liquidity of the Common Stock. The Board believes that the Forward Split would improve the liquidity of the Common Stock and better enable the Company to raise funds. The Board believes that improved liquidity may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors. Once we implement the Forward Spit, there is no assurance that the marketability of our Common Stock and thus the liquidity of our Common Stock will improve after the Forward Split. There is no guarantee to shareholders that the Common Stock will have any improved liquidity or will reach or sustain any price level in the future, and it is possible the proposed Forward Split will have no lasting impact on the liquidity of our Common Stock or any fund raising efforts undertaken by the Company.

Material Effects of Forward Split

The Forward Split will not affect the registration of our Common Stock under the Exchange Act nor will it change our periodic reporting and other obligations thereunder. The number of shareholders of record will not be affected by the Forward Split. The number of shares of our Common Stock under the articles of incorporation and the Delaware Certificate will remain the same following the Effective Date of the Forward Split. The number of shares of our Common Stock issued and outstanding on the Effective Date will be increased following the Effective Date of the Forward Split in accordance with the following formula: every one (1) share of our Common Stock owned by a shareholder will automatically be changed into and become twenty-two and seventy-five hundredths (22.75) new shares of our Common Stock. Any shares issued and outstanding after the Effective Date would be unaffected. In addition, there shall be no change in each shareholder’s percentage of ownership in the Company as a result of the Forward Split.

Procedure for Effecting Exchange of Stock Certificates

Commencing on the Effective Date, each certificate evidencing shares of the Common Stock will be deemed for all corporate purposes to evidence ownership of the increased number of shares of Common Stock resulting from the Forward Split. We will obtain a new CUSIP number for the Common Stock at the time of the Forward Split. As soon as practicable after the Effective Date, shareholders should contact our transfer agent, VStock Transfer, Attn: Allison Niccolls, Phone: 212-828-8436 to arrange to surrender their certificates representing shares of pre-Forward Split Common Stock in exchange for certificates representing shares of post-Forward Split Common Stock. No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder's outstanding certificate(s) to our transfer agent.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

Fractional Shares

No fractional shares of post-Forward Split Common Stock will be issued to any shareholder in connection with the Forward Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of Common Stock to shareholders who would otherwise be entitled to receive fractional shares of Common Stock following the Forward Split, any fractional shares which result from the Forward Split will be rounded to the next whole share.

Federal Income Tax Consequences of the Forward Split

The following is a summary of certain material federal income tax consequences of the Forward Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of common stock were, prior to the Forward Split, and will be, after the Forward Split, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Forward Split.

No gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-Forward Split shares of common stock for post-Forward Split shares of common stock pursuant to the Forward Split. The aggregate tax basis of the new shares of common stock received in the Forward Split will be the same as the shareholder’s aggregate tax basis in the pre-Forward Split shares of common stock exchanged therefor. The shareholder’s holding period for the post- Forward Split shares will include the period during which the shareholder held the pre-Forward Split shares of common stock surrendered in the Forward Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SHAREHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY US IN CONNECTION WITH OUR PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) SHAREHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Our view regarding the tax consequences of the Forward Split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Split.

CORPORATE ACTION #4
INCREASE AUTHORIZED CAPITAL STRUCTURE

General

As approved by the Board unanimously and by the Consenting Shareholders, the Company’s management is authorized to amend the Company’s articles of incorporation to increase the number of shares of common stock which we are authorized to issue from 45,000,000 to 200,000,000 and to increase the number of shares of our preferred stock which we are authorized to issue from 5,000,000 to 10,000,000. The terms of the additional shares of common stock and preferred stock will be identical to those of the currently authorized shares of common stock and preferred stock. This amendment and the creation of additional shares of authorized common stock and preferred stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock and preferred stock will remain unchanged under this amendment. The Delaware Certificate which we will file in connection with the Reincorporation has an authorized capital provision that gives effect to this Share Increase. If for any reason we do not effect the Reincorporation, the Share Increase will be effected through an amendment to our Colorado articles of incorporation.

Consent Required

Approval of the Share Increase required the consent of the holders of a majority of the outstanding votes. As of the record date, the Consenting Shareholders owned total votes of 4,773,586 representing approximately 93.4% of the votes that could be cast by the holders of our outstanding votes as of the Record Date. The Consenting Shareholders have given their written consent to the Share Increase and accordingly, the requisite voter approval of the Share Increase was obtained by the execution of a written consent by the Consenting Shareholders in favor of the Share Increase

Reasons for the Share Increase

We anticipate that we will, in the future attempt to raise additional capital from the sale of our shares of common stock or preferred stock. These actions, if they were to occur, of which there can be no assurance, will require the issuance of additional shares of our common stock or preferred stock. We believe that now is an appropriate time to increase our authorized shares of capital stock so that we will have flexibility in structuring future transactions. In addition, we believe that increasing our authorized capital stock will facilitate the Forward-Split and the Reverse Merger.

The disadvantages of increasing our authorized common stock and preferred stock include:

●
The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in its Articles of Incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

●
Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing shareholders.

Possible Effects of the Share Increase

The Share Increase could have a dilutive effect on a shareholder’s voting power. Although an increase in the authorized number of shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination with another company), the Company is not proposing the Share Increase in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management.

INFORMATION TO BE FURNISHED BY ITEMS OF SCHEDULE 14A

Dissenters’ and Appraisal Rights

Shareholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of the conversion of such corporation to a corporation existing under the laws of another jurisdiction, and obtain a payment in the amount of the fair value of their shares. Pursuant to Section 7-113-102 of the CBCA, shareholders of the Company who did not execute a written consent approving the Reincorporation and who give the required notice are entitled to dissent and obtain payment of the fair value of their shares of Common Stock upon the effectiveness of the Reincorporation. The material requirements for a shareholder to properly exercise his, her or its rights are summarized below.

FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 113 OF THE CBCA (“ARTICLE 113”) FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF ARTICLE 113 OF THE CBCA, YOU SHOULD CONSULT YOUR LEGAL ADVISOR PRIOR TO EXERCISING YOUR DISSENTERS’ RIGHTS THEREUNDER.

Under Section 7-113-203 of the CBCA, no later than 10 days after the effective date of the corporate action creating dissenters’ rights, the Company is required to give a written dissenters’ notice, setting forth the information in the following paragraph and a copy of Article 113, to all shareholders entitled to demand payment for their shares under Article 113. This Information Statement, which includes a copy of Article 113, attached hereto as Appendix F, constitutes the mailing of such notice.

The Reincorporation was approved by the Board and the Consenting Shareholder. The Reincorporation is expected to become effective as of the Effective Date. A shareholder who wishes to obtain payment for such shareholder’s shares of Common Stock (such shareholder, a “Dissenting Shareholder”) must demand payment by (i) submitting the payment demand form attached to this Information Statement as Appendix G (the “Payment Demand Form”), or by stating such demand in another writing (each of the foregoing, a “Payment Demand”), and (ii) depositing such shareholder’s certificate(s) for certificated shares with the Company at the address set forth on Appendix G. A record holder can assert its right to dissent as to fewer than all of the shares held of record only if the record holder dissents with respect to all shares beneficially owned by any one person and the notice of intent to demand payment from the record owner includes the specified information about the beneficial owner. If you own your shares through a broker, you will have to follow the alternative procedure (set forth in Section 7-113-103 of the CBCA) for asserting your right to dissent. THE COMPANY MUST RECEIVE PAYMENT DEMANDS AND CERTIFICATES FOR CERTIFICATED SHARES NO LATER THAN JUNE •, 2013. A SHAREHOLDER WHO DOES NOT PROVIDE A PAYMENT DEMAND IN ACCORDANCE WITH SECTION 7-113-204 OF THE CBCA (“SECTION 7-113-204”) BY SUCH DATE WILL NOT BE ENTITLED TO PAYMENT FOR SUCH SHAREHOLDER’S SHARES OF COMMON STOCK AS PROVIDED IN THE CBCA. IF YOU ARE A CONSENTING SHAREHOLDER THAT CONSENTED TO THE REINCORPORATION YOU ARE NOT ENTITLED TO DISSENTERS’ RIGHTS AND MAY NOT SUBMIT A PAYMENT DEMAND. Upon receipt of a demand for payment from a Dissenting Shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing such Dissenting Shareholder’s shares, of Common Stock, such Dissenting Shareholder will be prohibited from transferring any such shares for which such Dissenting Shareholder is demanding payment. A Dissenting Shareholder demanding payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the Effective Date of the Reincorporation.

Pursuant to Sections 7-113-206 and 7-113-207 of the CBCA, upon the effective date of the Reincorporation or upon receipt of a payment demand, whichever is later, we must pay each Dissenting Shareholder who complied with Section 7-113-204 the amount that we estimate to be the fair market value of the shares, plus accrued interest. The payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the Dissenting Shareholder’s right to demand payment under Section 7-113-209 of the CBCA (“Section 7-113-209”); and (v) a copy of Article 113.

Section 7-113-208 of the CBCA (“Section 7-113-208”) permits us to require each Dissenting Shareholder to certify in writing, or in the Dissenting Shareholder’s payment demand, whether or not the Dissenting Shareholder acquired beneficial ownership of such shareholder’s shares of Common Stock before the date of the first announcement to the news media or to the shareholders. The Payment Demand Form provides for such certification and any Dissenting Shareholder who chooses not to use the Payment Demand Form shall certify in such shareholders Payment Demand whether such shareholder acquired beneficial ownership of such shareholder’s shares of Common Stock before May •, 2013, the date of the first announcement to the news media or to the Company’s shareholders of the terms of the Reincorporation. If any Dissenting Shareholder does not so certify in writing, we may offer to make a payment, in lieu of payment under Section 7-113-206 of the CBCA (“Section 7-113-206”), if the Dissenting Shareholder agrees to accept such payment in full satisfaction of the demand for payment.

A Dissenting Shareholder may give written notice to us, within 30 days after we make or offer payment for the Dissenting Shareholder’s shares of Common Stock, of the Dissenting Shareholder’s estimate of the fair value of such shares and of the amount of interest due and may demand payment of such estimate, or reject our offer under Section 7-113-208 and demand payment of the fair value of the shares and interest due if: (i) the Dissenting Shareholder believes that the amount paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of such dissenting shareholder’s shares of Common Stock or that the interest due was incorrectly calculated; (ii) we fail to make a payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207 of the CBCA.

Shareholders who do not give the required notice waive the right to demand payment under Section 7-113-209. If a demand for payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the payment demand, petition the court to determine the fair value of the shares of Common Stock and accrued interest. All Dissenting Shareholders whose demands remain unsettled would be made a party to such a proceeding. Each Dissenting Shareholder is entitled to judgment for the amount the court finds to be the fair value of the shares of Common Stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the Dissenting Shareholders acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the Dissenting Shareholders. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the Dissenting Shareholders. If we do not commence a proceeding within the 60-day period, we must pay each Dissenting Shareholder whose demand remains unsettled the amount demanded.

THE FOREGOING SUMMARY OF THE RELEVANT PORTIONS OF ARTICLE 113 IS NOT INTENDED TO BE A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTERS’ RIGHTS THEREUNDER, WHICH, IS ATTACHED HERETO IN ITS ENTIRETY AS APPENDIX F.

Voting Securities and Principal Holders Thereof

As of the date of this Information Statement, there were 5,108,500 shares of the Common Stock issued and outstanding of the Company. Each outstanding share of Common Stock is entitled to one vote per share.

The following table sets forth certain information regarding the beneficial ownership of shares of our Common Stock as of May 14, 2013 by:

●	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of Common Stock;
●	our named executive officers;
●	our directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership as determined in Rule 13d-3 under the Exchange Act includes common stock acquirable upon exercise or conversion of securities of the Company within 60 days and common stock beneficially owned by an entity or person controlled directly or indirectly, through any contract, arrangement, understanding or otherwise.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

AAK Ventures, LLC 167 Penn Street, Washington Boro, Pennsylvania 17582 (1)	4,773,986	93.4%
Austin Kibler(2)	4,773,986	93.4%
Brian Ray (3)	20	*
All current executive officers and directors as a group (2 person) (3)	4,773,606	*

* Indicates beneficial ownership of less than 5%

(1) AAK Ventures, LLC is a Delaware limited liability company. Austin Kibler has voting and investment power with respect to these shares.

(2) Mr. Kibler is our Chief Executive Officer and a member of the Board.

(3) Brian Ray is a member of our Board.

PROPOSALS BY SECURITY HOLDERS

No security holder entitled to vote at a shareholder’s meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material

ADDITIONAL INFORMATION

The Company files annual and quarterly reports, proxy statements, and other reports and information electronically with the SEC. The Company’s filings are available through the SEC’s website at the following address: http:www.sec.gov.

Shareholders Sharing the Same Last Name and Address

The Company will be sending multiple copies of the information statement to the same address if more than one shareholder lives at the same residence.

By Order of the Board of Directors

/s/Austin Kibler Chief Executive Officer
May [__], 2013

APPENDIX A
PLAN OF CONVERSION

FOR CONVERTING

STRATEGIC DENTAL MANAGEMENT CORP.,

a Colorado corporation

TO

DRYWAVE TECHNOLOGIES, INC.,

a Delaware corporation

            This Plan of Conversion (together with all of the exhibits attached hereto, the “Plan”), dated ___________, 2013, is hereby adopted by Strategic Dental Management Corp., a Colorado corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Colorado corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act, as amended (the “CCAA”).

RECITALS

           WHEREAS, the Company is a corporation organized and existing under the laws of the State of Colorado;

WHEREAS, the Board of Directors of the Company  (the “Board”) has determined that it would be in the best interests of the Company and its shareholders for the Company to convert from a Colorado corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 7-90-201 and 7-90-202 of the CCAA; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board and a majority of the Company’s shareholders by written consent.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby adopts the Plan as follows:

1.	Conversion.

a.         Upon the Effective Date (as hereinafter defined), the Company shall be converted from a Colorado corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 7-90-201 and 7-90-202 of the CCAA (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Colorado.

b.         As promptly as practicable following the adoption of the Plan, the Company shall cause the Conversion to be effective by:

i.       filing a statement of conversion pursuant to Section 7-90-201.7 of the CCAA, substantially in the form attached hereto as Exhibit A (the “Statement of Conversion”) with the Secretary of State of the State of Colorado;

ii.      filing a certificate of conversion, substantially in the form attached hereto as Exhibit B, pursuant to Sections 103 and 265 of the DGCL in (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

iii.           filing a certificate of incorporation of the Resulting Company substantially in the form attached hereto as Exhibit C  (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware.

c.           Upon the Effective Date, the bylaws substantially in the form attached hereto as  Exhibit D (the “Delaware Bylaws”) will be the bylaws of the Resulting Company, and the Board of the Resulting Company shall adopt the Delaware Bylaws as promptly as practicable following the Effective Date.

2.           Effect of Conversion.

a.         Upon the Effective Date, the name of the Resulting Company will be “Drywave Technologies, Inc.”

b.         Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Resulting Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company existing immediately prior to the Effective Date.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Date, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Date, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Date shall remain attached to the Resulting Company upon the Effective Date, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Delaware.  The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company upon the Effective Date for any purpose of the laws of the State of Delaware.

c.         The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

3.           Taxes.  The Company intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.  Accordingly, neither the Company nor any of its shareholders should recognize gain or loss for federal income tax purposes as a result of the Conversion.

4.           Effective Date.  The Conversion shall become effective upon the filing of the Statement of Conversion, the Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Date”).

 5.           Effect of Conversion on the Company’s Securities.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its shareholders:

a.         Each share of common stock of the Company, $0.001 par value per share (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Resulting Company (“Resulting Company Common Stock”).  Each share of preferred stock of the Company, $0.001 par value per share (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of preferred stock of the Resulting Company, $0.001 par value per share (“Resulting Company Preferred Stock”).

b.         The authorized capital of the Resulting Company shall be: (i) 200,000,000 shares of the Resulting Company Common Stock and; (ii) 10,000,000 shares of the Resulting Company Preferred Stock.

c.         All of the outstanding certificates representing shares of Company Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock.

 6.           Effect of Conversion on Directors and Officers.  Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the members of the Board and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Resulting Company.

7.           Further Assurances.  If, at any time after the Effective Date, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of the Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Company and its officers and directors are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

8.           Termination; Amendment.  At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Company and its stockholders.

10.           Third Party Beneficiaries.  The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.           Severability.  Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed as of the date first above written.

STRATEGIC DENTAL MANAGEMENT CORP.

By:
Austin Kibler
Chief Executive Officer

EXHIBIT A TO THE PLAN OF CONVERSION

STATEMENT OF CONVERSION
See Appendix B to this Information Statement

EXHIBIT B TO THE PLAN OF CONVERSION

CERTIFICATE OF CONVERSION
See Appendix C to this Information Statement

EXHIBIT C TO THE PLAN OF CONVERSION

CERTIFICATE OF INCORPORATION
See Appendix D to this Information Statement

EXHIBIT D TO THE PLAN OF CONVERSION

BYLAWS
See Appendix E to this Information Statement

APPENDIX B

STATEMENT OF CONVERSION

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Scott Gessler
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Statement of Conversion Converting a Domestic Entity into a Foreign Entity

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This document is entitled to be filed pursuant to section 7-90-201.7 (1) and 7-90-204.5, C.R.S.

Converting Entity

ID Number: 20101013567
Entity Name: Strategic Dental Management Corp
Form: Corporation

Jurisdiction: Colorado

Caution: The following fields may have been pre-filled. You may change or delete this information.

The principal address of the converting entity is

Street Address

Address 1:	167 Penn Street *
Address 2:	
City:	Washington Boro *
State:	Pennsylvania *
Zip / Postal Code:	17582 *
Province:	
Country:	United States *

Mailing Address
(Required if different from street address)

Address 1:	
Address 2:	
City:	
State:	
Zip / Postal Code:	
Province:	
Country:	

The mailing address in the records of the Secretary of State is not required. ○ Yes ◉ No

(If "Yes" is selected, this change will be reflected on the Transaction Preview page.)

For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name:	Drywave Technologies USA, Inc. *
Form:	Foreign Corporation *
Form (If "Other" selected above):	

Caution: A sole proprietor(ship) is not a recognized form of entity. See sections 7-90-102(13) and (23) C.R.S.

Jurisdiction:	Delaware *
Jurisdiction (If "Other" selected above):	

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Street Address

Address 1: 167 Penn Street *
Address 2:
City: Washington Boro *
State: Pennsylvania *
Zip / Postal Code: 17582 *
Province:
Country: United States *

Mailing Address
(Required if different from street address)

Address 1:
Address 2:
City:
State:
Zip / Postal Code:
Province:
Country: United States

The mailing address in the records of the Secretary of State is not required. ○ Yes ● No
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● The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

---------- OR ----------

○ The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name * (If an individual) Last Name First Name Middle Name Suffix

OR

(If an entity)

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Street Address

Address 1: *
Address 2:
City: *
State: CO
Zip / Postal Code: *

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Address 1:
Address 2:
City:
State: CO
Zip:

The mailing address in the records of the Secretary of State is not required. ○ Yes ○ No
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The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

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Note: A delayed effective date cannot be more than 90 days after today. If a date later than 90 days from today is entered, this document will become effective on the 90th day.

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Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., and, if applicable, the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

The true name and mailing address of the individual causing this document to be delivered for filing are

Last Name	First Name	Middle Name	Suffix
Epps	Anthony		

Address 1:	1400 Wewatta Street
Address 2:	Suite 400
City:	Denver
State:	Colorado
Zip/Postal Code:	80202-5549
Province:	
Country:	

(If 'Yes' is selected, include an attachment with the true name and mailing address of additional individuals.)
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This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

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APPENDIX C
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.           The jurisdiction where the Non-Delaware Corporation first formed is Colorado.

2.           The jurisdiction immediately prior to filing this Certificate of Conversion is Colorado.

3.           The date the Non-Delaware Corporation first formed is January 8, 2010.

4.           The name of the Non-Delaware Corporation immediately prior to filing this Certificate of Conversion is Strategic Dental Management Corp.

5.           The name of the Corporation as set forth in the Certificate of Incorporation is Drywave Technologies, Inc.

6.           This Certificate of Conversion shall be effective at 11:59 pm EDT on [__], 2013.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate of Conversion on the [__] day of [__], 2013.

By:
Austin Kibler
Chief Executive Officer

C-1

APPENDIX D
CERTIFICATE OF INCORPORATION
OF
DRYWAVE TECHNOLOGIES, INC.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1.           The name of the corporation is Drywave Technologies, Inc. (the “Corporation”).

2.           The address of the registered office of the Corporation in the State of Delaware is The Company Corporation, 2711 Centerville Road Suite 400, Wilmington, New Castle County, Delaware 19801.

3.           The name of the registered agent of the Corporation at such address is The Company Corporation, 2711 Centerville Road Suite 400, Wilmington, New Castle County, Delaware 19801.

4.           The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

5.           The total number of shares of stock which the Corporation is authorized to issue is two hundred and ten million (210,000,000).  Two hundred million (200,000,000) shares shall be common stock, par value $0.001 per share, and ten million shares (10,000,000) shall be preferred stock, par value $0.001 per share.  The Board of Directors shall, by resolution and amendment to these Articles of Incorporation and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

6.           The name and mailing address of the incorporator(s) of the Corporation are:

Name Austin Kibler	Address 167 Penn Street Washington Boro, Pennsylvania, 17582

7.           Any director of the Corporation’s Board of Directors (the “Board”) or the entire Board may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors.

8.           Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

9.           To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph eight shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

10.           To the fullest extent permitted by law, the Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 10 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

11.           In furtherance of, and not in limitation of, the powers conferred by statute, the Board is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

12.           The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the Bylaws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

13.           Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

14.           This Certificate of Incorporation shall be effective at 11:59 pm EDT on [__], 2013.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this [__] day of [__], 2013.

Incorporator
______________________________ Austin Kibler

APPENDIX E
DELAWARE BYLAWS

BYLAWS OF
DRYWAVE TECHNOLOGIES, INC.

Adopted  [__], 2013

ARTICLE I — MEETINGS OF STOCKHOLDERS

1.1           Place of Meetings.  Meetings of the stockholders of Drywave Technologies, Inc. (the “Company”) shall be held at any place determined by the Company’s board of directors (the “Board”).  The Board may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).  In the absence of any such designation or determination, the stockholders’ meetings shall be held at the Company’s principal executive office.

1.2           Annual Meeting.  An annual meeting of the stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time, which date shall be within 13 months of the last annual meeting of stockholders. Any other proper business may be transacted at the annual meeting.

1.3           Special Meeting.  A special meeting of the stockholders may be called at any time by the Board, President, Chief Executive Officer or by one or more of the stockholders holding shares in the aggregate entitled to cast not less than 20% of the votes at that meeting.

A special meeting of stockholders can be called for any purpose permissible under the DGCL, including but not limited to, calling a meeting for the election of directors, should the Board fail to hold an annual meeting for such purpose within 13 months of the last annual meeting of stockholders pursuant to Section 1.2, or calling a meeting for the removal and appointment of directors pursuant to Section 2.13.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)           be in writing;

(ii)           specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)           be delivered personally or sent by registered mail or by facsimile transmission to the Board, the President, the Chief Executive Officer or the Secretary of the Company.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting.  No business may be transacted at such special meeting other than the business specified in such notice to the stockholders.  Nothing contained in this paragraph of this Section 1.3 shall be construed as limiting, fixing, or affecting the time when a meeting of the stockholders called by action of the Board may be held.

1.4           Notice of Stockholders’ Meetings.  Whenever the stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

1.5           Quorum.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of the stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in the manner provided in Section 1.6 of these bylaws, until a quorum is present or represented.

1.6           Adjourned Meeting; Notice.  Any meeting of the stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 1.10 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

1.7           Conduct of Business.  The chairperson of any meeting of the stockholders shall determine the order of business and the procedure at the meeting, including such regulation on the manner of voting and the conduct of business.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

1.8           Voting.  The stockholders entitled to vote at any meeting of the stockholders shall be determined in accordance with the provisions of Section 1.10 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of capital stock held by such stockholder which has voting power upon the matter in question.  Voting at meetings of the stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.  If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 7.2 of these bylaws), provided that any such electronic transmission shall either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

1.9           Stockholder Action by Written Consent Without a Meeting.  Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of the stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

An electronic transmission (as defined in Section 7.2) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this Section 1.9, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.

In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the stockholders of the Company, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary or the President of the Company or to a person designated by the Secretary or the President.  The Secretary or the President of the Company or a designee of the Secretary or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL.  In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of the stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

1.10           Record Dates.  In order that the Company may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 1.10 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board.  If no record date has been fixed by the Board, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law.  If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

1.11           Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

1.12           List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The Company shall not be required to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting during ordinary business hours, at the Company’s principal place of business.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

ARTICLE II — DIRECTORS

2.1           Powers.  The business and affairs of the Company shall be managed under the direction of the Board, acting through the authorized officers of the Company, except as may be otherwise provided in the DGCL or the certificate of incorporation.

2.2           Number of Directors.  The Board shall consist of one or more members, each of whom shall be a natural person.  Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the stockholders or by resolution of the Board.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3           Election, Qualification and Term of Office of Directors.  Except as provided in Section 2.5 of these bylaws, and subject to Sections 1.2, 1.3 and 1.9 of these bylaws, directors shall be elected at each annual meeting of the stockholders.  Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws.  The certificate of incorporation or these bylaws may prescribe other qualifications for directors.  Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

2.4           Chairperson and Vice Chairperson.  The Board may elect from its members a Chairperson of the Board and a Vice Chairperson.  The Chairperson shall preside over all meetings of the Board and of the stockholders.  The Chairperson shall have such other powers and perform such other duties as the Board may designate.  If the Board elects a Vice Chairperson, the Vice Chairperson shall, in the absence or disability of the Chairperson, perform the duties and exercise the powers of the Chairperson and have such other powers or perform such other duties as the Board may designate from time to time.

2.5           Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Company.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.  Unless otherwise provided in the certificate of incorporation or by these bylaws, if any vacancies shall occur in the Board by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled pursuant to Section 2.13 below. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.6           Place of Meetings; Meetings by Telephone.  The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

2.7           Conduct of Business.  Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.8           Regular Meetings.  Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

2.9           Special Meetings; Notice.  Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Chief Executive Officer, the Secretary or any two directors.

Notice of the time and place of special meetings shall be:

(i)           delivered personally by hand, by courier or by telephone;

(ii)           sent by United States first-class mail, postage prepaid;

(iii)           sent by facsimile; or

(iv)           sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting.  Any oral notice may be communicated to the director.

2.10           Quorum; Voting.  At all meetings of the Board, a majority of the total number of the entire Board shall constitute a quorum for all purposes.  If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.11           Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.12           Fees and Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

2.13           Removal of Directors.  Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE III — COMMITTEES

3.1           Committees of Directors.  The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.

3.2           Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

3.3           Meetings and Actions of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)           Section 2.6 (Place of Meetings; Meetings by Telephone);

(ii)           Section 2.8 (Regular Meetings);

(iii)           Section 2.9 (Special Meetings; Notice);

(iv)           Section 2.10 (Quorum; Voting);

(v)           Section 2.11 (Board Action by Written Consent Without a Meeting); and

(vi)           Section 7.5 (Waiver of Notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.  However:

(i)           the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)           special meetings of committees may also be called by resolution of the Board; and

(iii)           notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

3.4           Subcommittees.  Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV — OFFICERS

4.1           Officers.  The officers of the Company shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary and a Treasurer.  The Company may

also have, at the discretion of the Board, an Executive Chairperson of the Board, a Vice Chairperson of the Board, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.  Any number of offices may be held by the same person.

4.2           Appointment of Officers.  The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.

4.3           Subordinate Officers.  The Board may appoint, or empower the Chief Executive Officer or the President to appoint, such other officers and agents as the business of the Company may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine or may delegate to the Chief Executive Officer to determine.

4.4           Removal and Resignation of Officers.  With the exception of any provision to the contrary contained in an employment agreement or other similar agreement between the Company and an officer of the Company, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Company.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

4.5           Vacancies in Offices.  Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.

4.6           Representation of Shares of Other Corporations.  Unless otherwise directed by the Board, the Chief Executive Officer or any other person authorized by the Board or the Chief Executive Officer is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7            Chief Executive Officer.  Subject to the provisions of these bylaws and to the direction of the Board, the Chief Executive Officer shall be responsible for the general control and management of the business, affairs and policies of the Company and shall have control over its officers and shall see that all orders and resolutions of the Board are carried into effect.  The Chief Executive Officer shall have the power to sign all certificates, contracts and other instruments on behalf of the Company.

4.8           President.  The President shall be subject to the direction and control of the Chief Executive Officer and shall have general active management of the business, affairs and policies of the Company.  The President shall have the power to sign all certificates, contracts and other instruments on behalf of the Company.  If the Board has not elected a Chief Executive Officer, the President shall be the Chief Executive Officer.  If the Board has elected a Chief Executive Officer and that officer is absent, disqualified from acting, unable to act or refuses to act, then the President shall have the powers of, and shall perform the duties of, the Chief Executive Officer.

4.9           Vice President.  Each Vice President, if any,  shall be subject to the direction and control of the Chief Executive Officer and the President and shall have such powers and duties as the Chief Executive Officer or the President may from time to time prescribe.

4.10           Chief Financial Officer.  The Chief Financial Officer shall be subject to the direction and control of the Chief Executive Officer and shall have primary responsibility for the financial affairs of the Company and shall perform such other duties as the Chief Executive Officer may from time to time prescribe.

4.11           Treasurer.  The Treasurer shall have the responsibility for maintaining the financial records of the Company.  He or she shall make such disbursements of the funds of the Company as are authorized and shall render from time to time an account of all such transactions of the financial condition of the Company.  The Treasurer shall also perform the other duties as the Chief Executive Officer may from time to time prescribe.

4.12           Secretary.  The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board.  He or she shall have charge of the corporate books and shall perform the other duties as the Board may from time to time prescribe.

ARTICLE V — INDEMNIFICATION

5.1           Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

5.2           Indemnification of Directors and Officers in Actions by or in the Right of the Company.  Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

5.3           Successful Defense.  To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4           Indemnification of Others.  Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law.  The Board shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5           Advanced Payment of Expenses.  Expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the DGCL.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.  The right to advancement of expenses shall not apply to any Proceeding for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 5.6(ii) or 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8 of these bylaws, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

5.6           Limitation on Indemnification.  Subject to the requirements in Section 5.3 of these bylaws and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(i)           for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)           for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of federal,

state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)           for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)           initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under section 5.7 of these bylaws or (d) otherwise required by applicable law; or

(v)           if prohibited by applicable law.

5.7           Determination; Claim.  If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses.  To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action, and, if requested by such person, shall advance such expenses to such person, subject to the provisions of Section 5.5 of these bylaws.  In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

5.8           Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

5.9           Insurance.  The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

5.10           Survival.  The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11           Effect of Repeal or Modification.  Any amendment, alteration or repeal of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

5.12           Certain Definitions.  For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.

ARTICLE VI — STOCK

6.1           Stock Certificates; Partly Paid Shares.  The shares of the Company shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Company by the Chairperson of the Board or Vice-Chairperson of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Company in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the Company shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2           Special Designation on Certificates.  If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Company shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3           Lost Certificates.  Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time.  The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4           Dividends.  The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock.  Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5           Transfers.  Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1           Notice of Stockholder Meetings.  Notice of any meeting of the stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Company’s records.  An affidavit of the Secretary or an Assistant Secretary of the Company or of the transfer agent or other agent of the Company that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2           Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to the stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to the stockholders given by the Company under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any such consent shall be deemed revoked if:

(i)           the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii)           such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(iii)           if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(iv)           if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(v)           if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(vi)           if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3           Notice to Stockholders Sharing an Address.  Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to the stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to the stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Company.  Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4           Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5           Waiver of Notice.  Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — GENERAL MATTERS

8.1           Fiscal Year.  The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

8.2           Seal.  The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board.  The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3           Annual Report.  The Company shall cause an annual report to be sent to the stockholders of the Company to the extent required by applicable law.  If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the stockholders of the Company is expressly waived (to the extent permitted under applicable law).

8.4           Offices. The Company may have offices at such places, both within and without the State of Delaware, as the Board from time to time shall determine or the business of the Company may require

8.5           Books and RecordsAny records maintained by the Company in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time.  The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

8.6           Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX — AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote.  However, the Company may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.  The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.

APPENDIX F
COLORADO DISSENTER’S RIGHTS STATUTE

Part 1. Right of Dissent—Payment for Shares

7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

 (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Part 2. Procedure for Exercise of Dissenters’ Rights

7-113-201. Notice of dissenter’s rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

 (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Part 3. Judicial Appraisal of Shares

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

APPENDIX G
PAYMENT DEMAND FORM

Attention:	Strategic Dental Management Corp. 167 Penn Street Washington Boro, Pennsylvania, 17582
Dear Sir or Madam:

The undersigned (the “Shareholder”) elects to exercise such shareholder’s dissenters’ rights under Colorado law with respect to the conversion of Strategic Dental Management Corp. (the “Company”) from a corporation incorporated under the laws of the State of Colorado to a corporation incorporated under the laws of the State of Delaware (the “Reincorporation”).

1. Delivered herewith are the following certificates representing the Shareholder’s shares of common stock, par value $0.001, of the Company (the “Shares”).

Name as it Appears on the Certificate	Certificate Number	Number of Shares

2. Payment for the Shares shall be made to the Shareholder at the following address:

Address:

3. The Shareholder hereby certifies that such shareholder acquired beneficial ownership of the Shares:

☐ before May •, 2013, the date of the first announcement to the news media or to the Company’s shareholders of the terms of the Reincorporation (the “Announcement Date”).

☐ on or after the Announcement Date.

4. The Shareholder understands and acknowledges that, with respect to the Shares set forth in this payment demand, such shareholder retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the Reincorporation and has only the right to receive payment for the shares after the effective date of the Reincorporation.

Very truly yours,

Date:	Signature of Shareholder

Print Name:

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